                                                                     EXHIBIT 4.1



                               THIS CERTIFICATE IS
                                   TRANSFERABLE
             CS               IN NEW YORK, NEW YORK     (LAI Worldwide, Inc. LOGO)        SEE REVERSE FOR
                                       AND                                              CERTAIN DEFINITIONS
                               RIDGEFIELD PARK, NEW
                                      JERSEY

                              LAI WORLDWIDE, INC.
                                                         CUSIP 501718 10 0

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

  THIS CERTIFIES THAT [NAME OF SHAREHOLDER]
  IS THE OWNER OF [NUMBER OF SHARES]


                               [GRAPHIC OMITTED]


  SHARES OF THE FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE $.01 PER
                                   SHARE, OF
                              LAI WORLDWIDE, INC.



                               [GRAPHIC OMITTED]



transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed with the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.
Dated

/s/                                       /s/
--------------------------------          -------------------------------------
Secretary                                 President and Chief Operating Officer

                                (CORPORATE SEAL)


COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

By

                      AUTHORIZED SIGNATURE

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                       UNIF GIFT (TRAN) MIN ACT -- .......... Custodian ..........
TEN ENT  -- as tenants by the entireties                                             (Cust)               (Minor)
JT TEN   -- as joint tenants with right of                                         under Uniform Gifts (Transfers)
           survivorship and not as tenants in                                      to Minors Act .................
           common                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ______________________  HEREBY SELL, ASSIGN AND TRANSFER

UNTO
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|
                                       -----------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

----------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
                                     ------------------------------------------

                                     ------------------------------------------
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

THE PROVISIONS OF THE CORPORATION'S ARTICLES OF INCORPORATION, AS PRESENTLY IN EFFECT, SHOWING THE CLASSES AND SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE DISTINGUISHING CHARACTERISTICS THEREOF, ARE HEREBY INCORPORATED BY REFERENCE TO THE SAME EXTENT AS IF HEREIN SET FORTH AT LENGTH; A COPY OF SAID PROVISIONS, CERTIFIED BY AN OFFICER OF THE CORPORATION, WILL BE FURNISHED BY THE CORPORATION OR BY ITS TRANSFER AGENT, WITHOUT COST, TO AND UPON THE REQUEST OF THE HOLDER OF THIS CERTIFICATE. REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE OR TO THE CORPORATION'S TRANSFER AGENT.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A STOCKHOLDER RIGHTS AGREEMENT BETWEEN LAI WORLDWIDE, INC. (THE "COMPANY") AND CHASEMELLON SHAREHOLDER SERVICES, L.L.C. DATED AS OF DECEMBER 30, 1998 AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.